PRELIMINARY PROXY
                                                                OCTOBER 29, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __ )

[X]  Filed by the Registrant
[ ]  Filed by a party other than the Registrant

Check the appropriate box:
     [X]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S)240.14a-12

                                 ATC FUNDS, INC.

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required

     [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A

     [ ] Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
     0-11/

1.   Title of each class of securities to which transaction applies:

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2.   Aggregate number of securities to which transaction applies:

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3.   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fees calculated and state how it was determined):

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4.   Proposed maximum aggregate value of transaction:

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5.   Total fee paid:

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[ ] Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:  __________________________________

     2.   Form Schedule or Registration Statement No.  ______________
     3.   Filing Party:  ____________________________________________

     4.   Date Filed:  ______________________________________________

                                                     Preliminary Proxy Statement

                                                               PRELIMINARY PROXY
                                                                OCTOBER 29, 2002

TO SHAREHOLDERS OF ATC AQUARION FUND AND ATC ATHENEUM FUND

The operation of small, independent mutual funds - particularly funds like ATC Aquarion Fund (formerly, the Water Fund) and ATC Atheneum Fund (formerly, the Education Fund), that are committed to innovative investment ideas -- has become increasingly complex.

In light of this, management of ATC Funds, Inc. the Company's management has proposed the liquidation of the Company, and withdrawal of the Company registration under the Investment Company Act of 1940 ("1940 Act"). The Plan has been approved by the Board of Directors. Before it can go forward, however, the Plan must be formally approved by shareholders at a meeting of the Company's shareholders to be held on _________.

It is important to note that the Liquidation Plan will not affect a shareholder's right to redeem Fund shares prior to the liquidation of the Funds. Therefore, a shareholder may redeem in accordance with the redemption procedures for Fund shares set forth in the Company's prospectus without waiting for the Funds to take any action respecting its liquidation.

As of the date of this Proxy Statement, directors and officers of the Company and individuals associated with its investment adviser, Avalon Trust Company own, either beneficially or of record, more than ___% of the issued and outstanding stock of each of the Funds. Consequently, the Company's Board of Directors and the Company believe that the Plan will be approved. The Proxy Statement you now hold in your hands includes important information about the Plan that may affect your interest in the Funds.

While the outcome of the vote that will be held at the special meeting of shareholders is not in doubt, we urge you to review this information. If you have any questions about the Plan or the information included in the Proxy Statement, you may contact _____________.

                                                                    Roger Decort
                                                 President, Avalon Trust Company
                                                                 ATC Funds, Inc.

                                                     Preliminary Proxy Statement
                                                                    Page 2 of 11

                                                               PRELIMINARY PROXY
                                                                OCTOBER 29, 2002

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                                       OF

                                 ATC FUNDS, INC.

                       TO BE HELD ON ______________, 2002

TO THE SHAREHOLDERS:

A Special  Meeting  ("Special  Meeting")  of  shareholders  of ATC  Funds,  Inc.
("Company") will be held on ___________, 2002, at the Company's principal office, located at 125 Lincoln Avenue, Suite 100, Santa Fe, New Mexico 87501-2052, at ________ a.m.

At the Special Meeting, shareholders of each of the Company's two investment series, The ATC Aquarion Fund (formerly the Water Fund) ("Aquarion Fund") and The ATC Atheneum Fund (formerly the Education Fund) ("Atheneum Fund") (collectively, the "Funds") of ATC Funds, Inc. will be asked:

     (1) to approve a plan of liquidation and termination providing for the liquidation of the relevant Fund; and

     (2) to transact such further business as may properly come before the meeting or any adjournment thereof.

Shareholders of record of each of the Funds at the close of business on ___________, 2002 ("Record Date") are entitled to notice of the Special Meeting and any adjournments thereof. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy in the enclosed envelope which requires no postage if mailed in the United States.

It is important that you return your signed proxy promptly so that a quorum may be assured.

BY ORDER OF THE BOARD OF DIRECTORS OF ATC FUNDS, INC.

                                                     Preliminary Proxy Statement

                                                               PRELIMINARY PROXY
                                                                OCTOBER 29, 2002

                                 ATC FUNDS, INC.
                          125 Lincoln Avenue, Suite 100
                         Santa Fe, New Mexico 87501-2052
                           (Toll Free) 1-866-375-7008

                                 PROXY STATEMENT

The enclosed form(s) of Proxy is solicited by the Board of Directors (the "Board") of ATC Funds, Inc. (the "Company"), with respect to The Aquarion Fund ("Aquarion Fund") and The Atheneum Fund "Atheneum Fund") (collectively, the "Funds"). Proxies so solicited are intended for use at a special meeting of shareholders of the Aquarion Fund and the Atheneum Fund or any adjournment of that meeting (the "Special Meeting"), to be held on _____________, 2002 at 125 Lincoln Avenue, Suite 100, Santa Fe, New Mexico at _______ a.m. The purpose of the Special Meeting is to consider the approval of a plan of liquidation and termination providing for the liquidation of each of the Funds of the Company, as set forth in the Notice of Meeting accompanying this Proxy Statement and more fully described below ("Proposal"). It is anticipated that this Proxy Statement and form of proxy will first be mailed to shareholders on or about ____________. Persons who were shareholders of record of a Fund on ___________, 2002 ("Record Date") are entitled to vote at the Special Meeting with respect to the proposal relating to that Fund.

QUORUM; VOTE REQUIRED TO APPROVE PROPOSALS. As of Record Date, over 75% of the shares of each of the Funds were beneficially owned or controlled by a single individual, and the Company's management believes that the Proposal will be ratified and approved. Shareholders of the respective Funds are, however, entitled to notice of, and to attend, the Special Meeting. On the Record Date, the Aquarion Fund and the Atheneum Fund had ____________ and ____________ outstanding shares ("Record Date Shares"), respectively, each share being entitled to one vote. Approval of the proposal requires the affirmative vote of the holders of a majority of the outstanding shares of each of the Funds and a majority of the outstanding shares of the Company as a whole. Votes cast will be calculated for each Fund separately.

If the accompanying form of Proxy is executed properly and returned, shares represented by such Proxy will be voted at the Special Meeting in accordance with the instructions on the form of Proxy. If no instructions are specified, shares will be voted "FOR" approval of the Proposal. If the votes required to approve the Proposal are not received, the persons named as proxies on the accompanying form of proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Officers of the Company or its investment adviser, Avalon Trust Company ("Avalon Trust"), may assist in the solicitation of proxies, without separate compensation. When voting on any proposed adjournment, the persons named as proxies on the enclosed form of Proxy will vote in favor of the proposed adjournment unless otherwise directed. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Company or by returning a subsequently dated form of Proxy to the Company. Information about persons known by management to own beneficially 5% or more of the Record Date Shares of each of the Funds are listed in this Proxy Statement under the heading "Other Matters."

Copies of the Company's most recent Annual Report to Shareholders, dated ___________, and the Semi-Annual Report, dated _____________, have been previously delivered to shareholders of the Company. Shareholders of the Company may obtain additional copies of such reports without charge by writing to the Company at 125 Lincoln Avenue, Suite 100, Santa Fe, New Mexico 87501-2052 or by calling toll free 1-866-375-7008.

                                                     Preliminary Proxy Statement

                                                               PRELIMINARY PROXY
                                                                OCTOBER 29, 2002

     PROPOSAL  1: TO APPROVE A PLAN OF LIQUIDATION AND TERMINATION PROVIDING FOR
                  THE LIQUIDATION OF THE AQUARION FUND AND THE ATHENEUM FUND AS SEPARATE SERIES' OF ATC FUNDS, INC.

At a meeting of the Company's Board of Directors (`Board"), held on October 29, 2002, the Board, including a majority of its directors who are not "interested persons," as that term is defined in the 1940 Act (the "Independent Directors"), considered and unanimously approved a recommendation by Avalon Trust that the Funds be liquidated, as well as the Plan of Liquidation and Termination (the "Liquidation Plan") that is attached to this proxy statement as Appendix A. Implementation of the Liquidation Plan is, however, subject to the approval of the Company's shareholders.

In approving such recommendation and the Liquidation Plan, the Board considered a number of factors, including the inefficiencies and high costs of managing the Funds' small asset base, particularly in light of the current economic and regulatory climate, as well as the difficulties encountered in expanding the Funds' shareholder base and the likelihood that additional sales of Fund shares could enable either Fund to attain an asset level that would sustain an acceptable expense ratio. The Board also considered the fact that Avalon Trust had undertaken to bear the costs associated with the implementation of the Liquidation Plan. Based on these and related factors, the Board determined that implementation of the Liquidation Plan would be in the best interests of the shareholders.

The Liquidation Plan will not affect a shareholder's right to redeem Fund shares prior to the liquidation of the Funds. Therefore, a shareholder may redeem in accordance with the redemption procedures for Fund shares set forth in the Company's prospectus without waiting for the Funds to take any action respecting its liquidation.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                              THE LIQUIDATION PLAN.

DESCRIPTION OF THE LIQUIDATION PLAN
Under the Liquidation Plan each shareholder's interest in the Funds' assets will be fixed on the date (`Effective Date") on which the shareholders approve the Liquidation Plan. On the Effective Date, the books of the Funds will be closed and the interest of each shareholder who is listed on the books of the Corporation as the holder of shares of the respective Funds shall be fixed, the books of the Funds shall be closed and the amount of each liquidating distribution to each shareholder of the respective Funds shall be determined, in each case, in proportion to the number of the shares of the respective Funds held by each such shareholder. As soon as reasonably practicable thereafter, the remaining assets of the Funds to be distributed in one or two (if necessary) distributions, with shareholders receiving their proportionate shares of each payment, in full cancellation and redemption of their shares of the Funds.

Under the Liquidation Plan, distributions in liquidation of the respective Funds may be made in-kind to the extent permitted under the 1940 Act, provided that any such distribution to a shareholder shall be made in accordance with procedures designed to assure that such distribution in kind does not result in the dilution of the interests of any other shareholder; the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; and the distribution in kind is consistent with the distributing Fund's policies and undertakings, as set forth in its prospectus and statement of additional information. The Liquidation Plan also authorizes the Board to make variations from or amendments to the provisions thereof that it deems necessary or appropriate to carry out the purposes of the Liquidation Plan, provided that no such change shall alter the requirement that such distribution be made in a manner that will result in the receipt by any Recordholder of less than his or her proportionate share of the assets of the respective Funds. No shareholder will be entitled to exercise any dissenter's rights or appraisal

                                                     Preliminary Proxy Statement

                                                               PRELIMINARY PROXY
                                                                OCTOBER 29, 2002

rights with respect to Funds' liquidation and termination under either the Liquidation Plan or relevant provisions of Maryland law.

The date or dates on which the Funds will pay the liquidating distributions and on which the Funds will be liquidated have not been determined, but it is anticipated that, if the Funds' shareholders approve the Liquidation Plan, the liquidating distributions would occur as soon as reasonably practicable after the date on which the shareholders approve the Liquidation Plan. Management of the Company will make every effort to effect the liquidation before November 30, 2002. Shareholders will receive their respective portions of the liquidating distribution(s) without any further action on their part.

FEDERAL INCOME TAX CONSEQUENCES
The following summary provides general information regarding the federal income tax consequences to the Funds resulting from its liquidation and termination, and to its shareholders on their receipt of liquidating distributions from the Fund(s). The Funds have not sought a ruling from the Internal Revenue Service with respect to these matters. This summary generally applies to shareholders who are individual U.S. citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to shareholders that are, for example, corporations, trusts, estates, tax-exempt organizations, or non-resident aliens; nor does this summary address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently, depending on their particular tax situations unrelated to the receipt of liquidating distributions, and accordingly this summary is not a substitute for careful tax planning. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving liquidating distributions from the Funds.

It is anticipated that the Funds will continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and will make all required distributions so that it will not be taxed on any of the Funds' net gain, if any, realized from the sale of assets.

A shareholder who receives a liquidating distribution in cancellation and redemption of shares of a Fund will be treated as having sold those shares for the amount of the liquidating distribution. Such shareholder will recognize a gain or loss on that sale measured by the difference between the adjusted tax basis for the applicable shares and the liquidating distribution. If the shares are held as capital assets, the gain or loss will be characterized as capital gain or loss. Capital gain or loss attributable to shares held for more than one year will constitute long-term capital gain or loss, while capital gain or loss attributable to shares held for one year or less will be short-term. Shareholders also should be aware that the Funds are required to withhold 30% of liquidating distributions payable to any individuals and certain other noncorporate shareholders who do not provide the Funds with a correct and valid U.S. taxpayer identification number.

The receipt of a liquidating distribution by an individual retirement account ("IRA") that holds shares of a Fund generally will not be treated as a taxable event to the IRA beneficiary. HOWEVER, SOME IRAS THAT HOLD FUND SHARES MAY HAVE BEEN ESTABLISHED WITH CUSTODIANS THAT MAY NOT REINVEST THE LIQUIDATION DISTRIBUTION PROCEEDS, BUT INSTEAD MUST IMMEDIATELY DISTRIBUTE THOSE PROCEEDS TO THE IRA BENEFICIARY. THOSE DISTRIBUTIONS COULD HAVE ADVERSE TAX CONSEQUENCES FOR THE BENEFICIARIES OF SUCH IRAS, WHO ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF THOSE DISTRIBUTIONS.

                                                     Preliminary Proxy Statement

                                                               PRELIMINARY PROXY
                                                                OCTOBER 29, 2002

INFORMATION CONCERNING THE ADVISER, DISTRIBUTOR AND AFFILIATED COMPANIES
Avalon Trust, whose principal offices are located at 125 Lincoln Avenue, Suite 100, Santa Fe, New Mexico 87501, has served as the investment adviser to both Funds since their inception. Avalon Trust is an independent trust company incorporated and operating under the laws of the State of New Mexico. Avalon Trust is also registered as an investment adviser under the Investment Advisers Act of 1940. Avalon Trust's principal business and occupation is to provide fiduciary trust services, financial management services and investment advisory services to individuals, foundations, and other institutions throughout the United States. The adviser's officers are Roger Decort, President & Chief Executive Officer; Owen M. Quattlebaum, Senior Vice President and Chief Investment Officer; Katherine W. Oakley, Senior Vice President and Secretary; Christine McDermott, Vice President; C. Richard Anderson, Vice President and Chief Financial Officer; and Elizabeth VanArsdel, Assistant Vice President and Trust Officer. Approximately 100% of Avalon Trust's outstanding securities are beneficially held by Andrea Currier, who may be deemed to control Avalon Trust within the meaning of the Investment Company Act. For its investment advisory services, Avalon Trust is entitled to receive a fee of 1.00% of each of the Fund's average daily net assets. For the Aquarion Fund's fiscal year commencing January 1, 2001 and ending December 31, 2001, the Fund paid advisory fees of $94,156.87 to Avalon Trust. For the Atheneum Fund's fiscal year ending November 30, 2001, the Fund paid advisory fees of $19,722.53.

Avalon Trust also provides certain administrative and oversight services for the Company and each of the Funds pursuant to an Operating Services Agreement between the Company and Avalon Trust. The fee payable to Avalon Trust under that agreement is calculated daily and paid monthly at an annual rate of 0.50% of each of the Fund's average daily net assets. As permitted under the Operating Services Agreement, Avalon Trust has, at its own expense, engaged Unified Fund Services, Inc. ("UFS"), an affiliate of the principal underwriter, to furnish certain services. UFS' principal offices are located at 431 North Pennsylvania Street, Indianapolis, Indiana 46204. Avalon Trust has, in the past, also received a fee of .25% of each Fund's average daily net assets for distribution services.

AVAILABLE INFORMATION
The Funds are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance with those requirements files reports, proxy material and other information with the United States Securities and Exchange Commission ("SEC"). These reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20459 at prescribed rates.

                                                     Preliminary Proxy Statement

                                                               PRELIMINARY PROXY
                                                                OCTOBER 29, 2002

OTHER MATTERS
HOLDERS OF 5% OF SHARES ON RECORD DATE. Information on shareholders owning beneficially 5% or more of the shares of the Funds on the Record Date is set forth in the table below. Except as noted below, as of Record Date, the officers and directors of the Company as a group beneficially owned less than 1% of the outstanding shares of the Funds. To the knowledge of management, there are no voting agreements in effect relating to shares of the Funds.

                                     Percentage of Aquarion Fund    Percentage of Atheneum Fund
Name & Address Of Shareholder        Total Net Assets               Total Net Assets
-----------------------------        ----------------               ----------------

Turtle & Co. FBO Client Accounts*       ________%                      ________%

     ---------------
     * Ms. Andrea Currier serves as a co-trustee of a revocable trust ("Controlling Trust") that was the holder, as of the Record Date, of more than 75% of the shares of the Funds, and is a beneficiary of such trust. In addition, shares of Avalon Trust are held beneficially by Ms. Currier. Accordingly, Ms. Currier may be deemed to be a controlling person of the Company and/or of Avalon Trust.

NEW BUSINESS. The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

As permitted under Maryland law, the Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of ATC Funds, Inc., 125 Lincoln Avenue, Suite 100, Santa Fe, New Mexico 87501-1052. ATC Funds, Inc. has not received any shareholder proposals to be presented at this Meeting. Timely submission of a proposal does not guarantee its inclusion.

By order of the Board of Directors,


------------------------------
C. Richard Anderson
Secretary

__________________, 2002

                                                     Preliminary Proxy Statement

                                                               PRELIMINARY PROXY
                                                                OCTOBER 29, 2002

                                   [PROPOSED]
                       PLAN OF LIQUIDATION AND TERMINATION

                                 ATC FUNDS, INC.

THIS PLAN OF LIQUIDATION AND TERMINATION ("Plan") is made by ATC Funds, Inc., ("Corporation") a Maryland corporation that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to ATC Aquarion Fund and ATC Atheneum Fund, each a segregated portfolio of assets thereof (each a "Fund", and collectively the "Funds").

WHEREAS, the Corporation consists of two separate investment portfolios, ATC Aquarion Fund and ATC Atheneum Fund (collectively, the "Funds"); and

WHEREAS, the Corporation's Board of Directors ("Board"), including a majority of the directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Corporation, has determined that liquidation of the Funds and the dissolution of the Corporation is advisable and in the best interests of the Corporation and the Funds; and

WHEREAS, pursuant to the Maryland Corporation Law ("MCL") and pursuant to Article Eighth of the Corporation's Articles of Incorporation ("Articles"), the Board may authorize the liquidation and dissolution of the Corporation, subject to the vote (hereinafter, the "Required Vote") of the Corporation's shareholders in the manner required under the MCL and the Articles.

NOW THEREFORE, in furtherance of the Board's determination, the Corporation and the Funds shall voluntarily dissolve and completely liquidate in accordance with the requirements of the MCL and the Internal Revenue Code of 1986, as amended (the "Code"), upon receipt of the Required Vote.

ARTICLE I.
----------
1. As directed by the Board, each Fund shall proceed with the business of winding up its affairs, provided however, that the Funds shall continue to adhere to the requirements of the 1940 Act, including without limitation, continuing to process redemption requests.

2. All the powers of the Corporation's directors under the Articles and the by-laws of the Corporation ("Bylaws") shall continue with respect to the Funds until such affairs have been wound up, including the powers to (i) fulfill or discharge the Funds' contracts, (ii) collect the Funds' assets, (iii) sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining property of the Funds to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (iv) discharge or pay the Funds' liabilities, (v) prosecute, settle, or compromise claims of the Funds or to which the Funds are subject, (vi) file final state and federal tax returns for the Funds, (vii) mail notice to all known creditors and employees, if any, of the Funds, at their respective addresses shown on the Funds' records, and (viii) do all other acts necessary or appropriate to wind up the Funds' business. Depending on market conditions and consistent with the terms of this Plan, the officers of the Corporation shall have the authority to engage in such portfolio transactions as may be appropriate for the Funds liquidation and dissolution.

                                                     Preliminary Proxy Statement

                                                               PRELIMINARY PROXY
                                                                OCTOBER 29, 2002

ARTICLE II.
-----------
1. The Corporation and each of the Funds will apply its assets to the payment of all its existing debts and obligations, including necessary expenses of redeeming and canceling such Fund's shares and its liquidation and termination and the payment or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities and the expenses of carrying out the terms of this Plan.

2. On the date of receipt of the Required Vote (`Effective Date"), the interest of each shareholder ("Recordholders") who is listed on the books of the Corporation as the holder of shares of the respective Funds shall be fixed, the books of the Funds shall be closed and the amount of each liquidating distribution to each Recordholder of the respective Funds shall be determined, in each case, in proportion to the number of the shares of the respective Funds held by each such shareholder.

3.   As soon as reasonably practicable after (1) receiving of the Required Vote,
(2) paying or adequately providing for the payment of the Funds' liabilities, and (3) receiving of such releases, indemnities, and refunding agreements as the Board deems necessary for its protection, the Board shall cause the remaining assets of the Funds to be distributed in one or two (if necessary) distributions, with Shareholders receiving their proportionate shares of each payment, in regards to the cancellation and redemption of their shares of the Funds.

4. Distributions in liquidation of the respective Funds may be made in-kind to the extent permitted under the 1940 Act, provided that any such distribution to a Recordholder shall be made in accordance with procedures designed to assure that such distribution in kind does not result in the dilution of the interests of any other Recordholder; the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; the distribution in kind is consistent with the distributing Fund's policies and undertakings, as set forth in its prospectus and statement of additional information.

5. If the Board is unable to make distributions to all the Shareholders because of the inability to locate Shareholders to whom distributions in cancellation and redemption of the Funds' shares are payable, the Board may create, in the name and on behalf of the Funds, a trust with a financial institution and, subject to applicable abandoned property laws, deposit all remaining assets of the Funds in a trust for the benefit of those Recordholders that cannot be located. The expenses of the trust shall be charged against the assets therein.

ARTICLE III.
------------
1. The Board shall authorize the appropriate parties to file for and obtain a tax clearance certificate from the Comptroller of the Treasury of Maryland or the collector of taxes stating that all taxes payable by the Funds and/or the Corporation have been paid or provided for.

2. Upon cancellation of the Funds' shares, the Board shall authorize the appropriate parties to file Articles Supplementary with the Maryland Department of Assessments and Taxation to eliminate the total number of shares of stock allocated to the Funds and decrease, by an identical amount, the aggregate number of shares of stock the Corporation has authority to issue.

                                                     Preliminary Proxy Statement

                                                               PRELIMINARY PROXY
                                                                OCTOBER 29, 2002

ARTICLE IV.
-----------
The Board may make variations from, or amendments of, the provisions of this Plan that it deems necessary or appropriate to effect the distributions in cancellation and redemption of the Funds' shares and the liquidation and termination of the Funds' existence, provided that no such change shall alter the requirement that such distribution be made in a manner that will result in the receipt by any Recordholder of less than his or her proportionate share of the assets of the respective Funds.

ARTICLE V.
----------
1. All the expenses incurred in connection with carrying out this Plan, including the cost of soliciting proxies, liquidating the Funds' assets, and terminating the Funds' existence shall be borne by Avalon Trust Company, the investment adviser for the respective Funds and not by the Corporation.

2. As soon as practicable after the Effective Date, the Fund shall mail notice to the appropriate parties that this Plan has been approved by the Board and that the Fund will be liquidating its assets.

3. Upon receipt of the Required Vote and pursuant to the MCL, the Corporation shall prepare and file Articles of Dissolution with and for acceptance by the Maryland State Department of Assessments and Taxation.

4. The Board may modify, amend or abandon this Plan at any time prior to the filing of the Articles if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

5. The officers of the Corporation are authorized to approve such non-materials changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the officers of the Corporation, with the advice of counsel, deem necessary or desirable in order to carry out the provisions of this Plan, effect the complete liquidation and dissolution of the Corporation and the Funds in accordance with applicable law, including, without limitation, filing of a Form N-8F with the Securities and Exchange Commission, withdrawing any state registrations of the respective Fund and/or its shares, withdrawing any qualification to conduct business in any state in which the Funds or the Corporation is so qualified and the preparation and filing of any tax returns.

                                                     Preliminary Proxy Statement

                                      PROXY

                     THE AQUARION FUND AND THE ATHENUM FUND

                          SERIES OF THE ATC FUNDS, INC.

                         Special Meeting of Shareholders
                                ___________, 2002

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints,  _________________  and ________________,  and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the special meeting of shareholders of The Aquarion Fund and the Athemun Fund of The ATC Funds, Inc. (the "Company") at the offices of ________________, ___________________, [City], [State] [Zip] on
____________, 2002, at ___ a.m. and at all adjournments, according to the number of shares of Common Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked below, this proxy is given WITH authority to vote FOR the proposal noted below. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the shares of the undersigned in the Company at said meeting. The Board of Directors recommends that you vote "FOR" the proposal below.

     (1) To approve a plan of liquidation and termination providing for the liquidation of THE AQUARION FUND, a series of the Company:

           SHARES HELD          FOR          AGAINST          ABSTAIN
           -----------          ---          -------          -------

          -------------         / /            / /              / /


     (2) To approve a plan of liquidation and termination providing for the liquidation of THE ATHENUM FUND, a series of the Company:

           SHARES HELD          FOR          AGAINST          ABSTAIN
           -----------          ---          -------          -------
          -------------         / /            / /              / /

IMPORTANT: WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

     ----------------------------------------------------------------------

     Dated: __________________, 2002

     -----------------------------          -------------------------------
     Signature and Title                    Signature, if held jointly
     ----------------------------------------------------------------------

Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope to:


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ATTN:
      -------------------------------

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